UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2024

GREENBROOK TMS INC.

(Exact name of registrant as specified in its charter)

Ontario	001-40199	98-1512724
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

890 Yonge Street, 7th Floor

Toronto, Ontario Canada

M4W 3P4

(Address of Principal Executive Offices)

(866) 928-6076

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, without par value	GBNH	***(1)

(1) On February 26, 2024, the common shares (“Common Shares”) of Greenbrook TMS Inc. (the “Company”) were suspended from trading on the Nasdaq Capital Market of the Nasdaq Stock Market LLC (“Nasdaq”). On March 22, 2024, the Common Shares began trading on the OTCQB Market, operated by OTC Markets Group Inc (the “OTCQB Market”) under the symbol “GBNHF”. On April 1, 2024, the Company filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to complete the delisting of the Common Shares, with the delisting becoming effective on April 11, 2024, 10 days after such filing. The deregistration of the Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will become effective 90 days after the filing of the Form 25, or such shorter period as the SEC may determine.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On April 25, 2024, the Company issued a press release announcing its operational and financial results for its fiscal year ended December 31, 2023. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K under Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 2.02, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

The Company historically qualified as a “foreign private issuer” for purposes of reporting under the Exchange Act and filing registration statements under the Securities Act. As of the end of the Company’s second fiscal quarter in 2023, the Company ceased to qualify as a foreign private issuer and accordingly, effective as of January 1, 2024, the Company became obligated to file reports with the SEC as a “domestic issuer”. As a result of the Company’s status change, the Company was also required to change the accounting standards in which it prepares its financial statements from IFRS to generally accepted accounting principles in the United States, or “US GAAP”.

In accordance with Canadian securities laws, the Company restated and re-filed its unaudited condensed consolidated interim financial statements, now prepared in accordance with US GAAP rather than IFRS, for the three months ended March 31, 2023 and 2022, for the three and six months ended June 30, 2023 and 2022, and for the three and nine months ended September 30, 2023 and 2022. Copies of these restated financial statements are attached hereto as Exhibits 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference.

The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibits 99.2, 99.3 and 99.4, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibits 99.2, 99.3 and 99.4, shall not be incorporated by reference into any filing under the Securities Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 25, 2024

99.2	Unaudited condensed consolidated interim financial statements, prepared in accordance with US GAAP, for the three months ended March 31, 2023 and 2022.

99.3	Unaudited condensed consolidated interim financial statements, prepared in accordance with US GAAP, for the three and six months ended June 30, 2023 and 2022.

99.4	Unaudited condensed consolidated interim financial statements, prepared in accordance with US GAAP, for the three and nine months ended September 30, 2023 and 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2024

Greenbrook TMS Inc.

By:	/s/ Bill Leonard
Name:	Bill Leonard
Title:	President & Chief Executive Officer